UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2023

SP PLUS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changedf Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 10, 2023, SP Plus Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, as further described in Item 5.07 below, the Company’s shareholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, which became effective upon the Company’s filing of the amendment to the Company's Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on May 11, 2023. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On May 11, 2023, the Company’s Board of Directors also approved an amendment to the Company’s Amended and Restated Bylaws relating to new Delaware law provisions regarding officer exculpation. A copy of the amendment to the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders: (i) elected six (6) directors; (ii) approved, on a non-binding, advisory basis, a resolution approving the 2022 compensation paid to the Company’s named executive officers; (iii) approved, on a non-binding, advisory basis, the frequency of one year for the advisory vote on compensation of the Company’s named executive officers; (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023; and (v) approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

The following are the final voting results on the five proposals presented to the Company’s stockholders at the Annual Meeting:

Proposal 1: Election of Directors

The Company’s stockholders elected each of the six director nominees nominated by the Company’s Board of Directors to serve as directors until the 2024 annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal or death, by the following vote:

Nominees	For	Withhold	Broker Non-Votes
G Marc Baumann	16,671,066	406,961	821,147
Alice M. Peterson	16,685,273	392,754	821,147
Gregory A. Reid	17,006,261	71,766	821,147
Wyman T. Roberts	16,708,909	369,118	821,147
Diana L. Sands	17,005,761	72,266	821,147
Douglas R. Waggoner	16,706,181	371,846	821,147

Proposal 2: Non-Binding, Advisory Vote on the 2022 Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the 2022 compensation of the Company’s named executive officers by the following vote:

For 16,249,367	Against 721,946	Abstain 106,714	Broker Non-Votes 821,147

Proposal 3: Non-Binding, Advisory Vote on the Frequency of the Advisory Vote on Compensation of Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of one year for the advisory vote on compensation of the Company’s named executive officers by the following vote:

1 Year 16,223,844	2 Years 10,291	3 Years 816,049	Abstain 27,843	Broker Non-Votes 821,147

In consideration of the stockholder vote on Proposal 3, and consistent with the recommendation of the Company’s Board of Directors disclosed in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2023, the Company has determined to hold the non-binding, advisory vote on the compensation of the Company’s named executed officers on an annual basis until stockholders vote on the next required frequency proposal.

Proposal 4: Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023 by the following vote:

For	Against	Abstain
17,430,415	468,323	436

Proposal 5: Approve an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

The Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation by the following vote:

For 12,612,515	Against 4,460,293	Abstain 5,219	Broker Non-Votes 821,147

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of SP Plus Corporation dated May 11, 2023.

3.2	Amendment to Fourth Amended and Restated Bylaws of the Company dated May 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION (Registrant)

Date: May 16, 2023	By: /s/ Wenyu Blanchard
Wenyu Blanchard Chief Legal Officer and Secretary